Exhibit 10.1
TENTH AMENDMENT TO THE
RECEIVABLES PURCHASE AGREEMENT
This TENTH AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 6, 2020, is entered into by and among the following parties:
i.DXC RECEIVABLES LLC (F/K/A CSC RECEIVABLES LLC), a Delaware limited liability company, as Seller (the “Seller”);
ii.DXC TECHNOLOGY COMPANY, a Nevada corporation, as Servicer (the “Servicer”);
iii.PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, as Group Agent for its Purchaser Group and as Administrative Agent (in such capacity, the “Administrative Agent”);
iv.WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and as Group Agent for its Purchaser Group;
v.MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Committed Purchaser and as Group Agent for its Purchaser Group;
vi.FIFTH THIRD BANK, NATIONAL ASSOCIATION (F/K/A FIFTH THIRD BANK), as a Committed Purchaser and as Group Agent for its Purchaser Group;
vii.MIZUHO BANK, LTD., as a Committed Purchaser and as Group Agent for its Purchaser Group; and
viii.THE TORONTO DOMINION BANK, as a Committed Purchaser and as Group Agent for its Purchaser Group.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Receivables Purchase Agreement, dated as of December 21, 2016 (such date, the “Original Closing Date”) (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).
B.    Concurrently herewith, the Seller, as buyer, the Servicer, PDA Software Services LLC (the “Exiting Originator”), Alliance-One Services, Inc., Computer Sciences Corporation, CSC Consulting, Inc., CSC Covansys Corporation, CSC Cybertek Corporation, CSC Puerto Rico, LLC, DXC Technology Services LLC, Mynd Corporation and Tribridge Holdings, LLC

are entering into that certain Sixth Amendment to the Purchase and Sale Agreement, dated as of the date hereof (the “Sale Agreement Amendment”).
C.    Concurrently herewith, the parties hereto and PNC Capital Markets LLC, as Structuring Agent, are entering into that certain Seventh Amended and Restated Fee Letter, dated as of the date hereof (the “Amended Fee Letter”).
D.    Concurrently herewith, the Exiting Originator, CSC Cybertek Corporation, CSC Covansys Corporation, the Seller and the Administrative Agent, are entering into that certain Assignment Agreement (the “Assignment Agreement”), dated as of the date hereof, whereby the Seller agrees to sell back certain Receivables originated by the Exiting Originator, CSC Cybertek Corporation and CSC Covansys Corporation to the Exiting Originator, CSC Cybertek Corporation and CSC Covansys Corporation, respectively.
E.    The parties hereto acknowledge and agree that certain of the Receivables originated by the Exiting Originator, CSC Cybertek Corporation and CSC Covansys Corporation include MMIS Receivables and pursuant to the Ninth Amendment, dated as of May 29, 2020 (such date, the “Ninth Amendment Date”, and such amendment, the “Ninth Amendment”), among the parties hereto, whereby the parties hereto, amongst other things, designated such MMIS Receivables as Excluded Receivables. The Seller, the Originators (including CSC Cybertek Corporation and CSC Covansys Corporation), the Exiting Originator and the Servicer have informed the Administrative Agent and each Group Agent that all Information Packages and other similar reports delivered by the Servicer, the Originators or the Seller pursuant to the Transaction Documents on and after the Ninth Amendment Date with respect to the Pool Receivables and the transactions contemplated by the Transaction Documents have treated such Receivables as Excluded Receivables for all purposes. Therefore, the parties hereto desire to enter into the Assignment Agreement effective as of the Ninth Amendment Date to sell back to the Exiting Originator, CSC Cybertek Corporation and CSC Covansys Corporation, as applicable, such MMIS Receivables that were sold, contributed, assigned, pledged or otherwise transferred to the Seller or the Administrative Agent pursuant to the Transaction Documents prior to the Ninth Amendment Date and, on and after the Ninth Amendment Date, to confirm that such Receivables have not been sold, contributed, assigned, pledged or otherwise transferred to the Seller or the Administrative Agent pursuant to the Transaction Documents.
F.    The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.
c.Notices and Consents.

i.Confirmation regarding certain Excluded Receivables. The parties hereto confirm their agreement that, after the Ninth Amendment Date, no MMIS Receivables have been sold, contributed, assigned, pledged or otherwise transferred to the Seller or the Administrative Agent pursuant to the Transaction Documents.
ii.Notice of Entry into the Assignment Agreement. The Seller hereby provides notice of its entry into the Assignment Agreement along with duly executed copy of the Assignment Agreement and requests that each of the parties hereto acknowledge and consent to the execution of the Assignment Agreement.
iii.Consent to Entry into the Assignment Agreement. Each of the parties hereto acknowledges, consents and agrees to the terms of the Assignment Agreement and waives any otherwise applicable conditions precedent thereto under the Receivables Purchase Agreement and the other Transactions Documents (other than as set forth herein).
iv.Consent to Filing Certain UCC Financing Statements. In connection with the execution of the Assignment Agreement and the Sale Agreement Amendment, each of the parties hereto hereby consents to the filing of the financing statements attached hereto as Exhibit B.
d.Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to the Administrative Agent, each Purchaser and each Group Agent, as follows:
1.Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
2.Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
3.No Termination Event. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Termination, Non-Reinvestment Event, Unmatured Event of Termination or Unmatured Non-Reinvestment Event.
c.Effect of Amendment. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the

Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
d.Consent to Sale Agreement Amendment. Each of the parties hereto hereby consent to the execution and delivery of Sale Agreement Amendment in the form of Exhibit D attached hereto.
e.Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the documents, agreements (in fully executed form), UCC filings and other deliverables listed on the closing memorandum attached as Exhibit C hereto, in each case, in form and substance acceptable to the Administrative Agent.
f.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
g.GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
h.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

DXC RECEIVABLES LLC,
as Seller

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: President and Treasurer

DXC TECHNOLOGY COMPANY,
as Servicer

By:	/s/ H.C. Charles Diao
Name: H.C. Charles Diao
Title: Senior Vice President and Treasury and
Corporate Development

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Michael Brown________________ Name: Michael brown Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser By: /s/ Michael Brown________________ Name: Michael brown Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: /s/ Michael Brown_________________ Name: Michael brown Title: Senior Vice President

WELLS FARGO, NATIONAL ASSOCIATION, as a Committed Purchaser
By:	/s/ Jonathan Davis
Name: Jonathan Davis Title: Asst Vice President

WELLS FARGO, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group
By:	/s/ Jonathan Davis
Name: Jonathan Davis Title: Asst Vice President

MUFG BANK, LTD., as a Committed Purchaser
By:	/s/ Eric Williams
Name: Eric Williams Title: Managing Director

MUFG BANK, LTD., as Group Agent for its Purchaser Group
By:	/s/ Eric Williams
Name: Eric Williams Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Committed Purchaser
By:	/s/ Brian Gardner
Name: Brian Gardner Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Group Agent for its Purchaser Group By: Name: Title:
By:	/s/ Brian Gardner
Name: Brian Gardner Title: Managing Director

MIZUHO BANK, LTD., as a Committed Purchaser
By:	/s/ Richard A. Burke
Name: Richard A. Burke Title: Managing Director

MIZUHO BANK, LTD., as Group Agent for its Purchaser Group
By:	/s/ Richard A. Burke
Name: Richard A. Burke Title: Managing Director

THE TORONTO DOMINION BANK, as a Committed Purchaser
By:	/s/ Luna Mills
Name: Luna Mills Title: Managing Director

THE TORONTO DOMINION BANK, as Group Agent for its Purchaser Group
By:	/s/ Luna Mills
Name: Luna Mills Title: Managing Director

With respect to Section 2(a):

CSC CYBERTEK CORPORATION, as an Originator By:_/s/ H.C. Charles Diao_____________________ Name: H.C. Charles Diao Title: President and Treasurer
CSC COVANSYS CORPORATION,
as an Originator

By:_/s/ H.C. Charles Diao _____________________
Name: H.C. Charles Diao
Title: President and Treasurer

PDA SOFTWARE SERVICES LLC,
as Exiting Originator

By:_/s/ H.C. Charles Diao_____________________
Name: H.C. Charles Diao
Title: President and Treasurer

Exhibit A

Amendments to the Receivables Purchase Agreement

[Attached]

Exhibit B

UCC Financing Statements

[Attached]

Exhibit C

Closing Memorandum

[Attached]

Exhibit D

Sale Agreement Amendment

[Attached]